UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2009
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition
     On May 7, 2009, Doral Financial Corporation (“Doral Financial” or the “Company”) issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, including its unaudited financial statements for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the portions of its press release included in Exhibit 99.1 relating to its unaudited results of operations and financial condition for the quarter ended March 31, 2009, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Doral Financial’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers
     On May 12, 2009 Mr. Kevin Twomey resigned from the Board of Directors of the Company and the Board of Directors of Doral Bank. Mr. Twomey was also the chairperson of the Audit Committee. Given his resignation, Mr. Twomey will not stand for election as a member of the Board of Directors of the Company at the 2009 Annual Meeting of Shareholders to be held on May 13, 2009.
     On May 12, 2009, Mr. Raymond Quinlan was designated as the new chairperson of the Audit Committee.
     The Board of Directors of the Company has determined that Mr. Quinlan is an “audit committee financial expert” for purposes of the rules of the Securities and Exchange Commission (the “SEC”) adopted pursuant to the Sarbanes-Oxley Act of 2002. For a brief listing of the relevant experience of Mr. Quinlan, please refer to the section titled “Proposal 1-Election of Directors and Related Matters-Election of Directors” of the Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders that was filed with the SEC on April 9, 2009.
Item 8.01 Other Events
     On May 7, 2009, the Board of Directors of Doral Financial announced the commencement of an offer to exchange a stated amount of its shares of common stock and a cash payment in exchange for a limited number of its shares of outstanding preferred stock. The offer to exchange commenced on May 7, 2009 and expires on June 8, 2009. Each of the four series of outstanding preferred stock of Doral Financial are eligible to participate in the exchange offer, subject to all the terms and conditions set forth in the Tender Offer Statement that was filed by the Company with the SEC on May 7, 2009, as amended by Amendment No. 1 to the Tender Offer Statement that was filed by the Company with the SEC on May 8, 2009.
     A copy of the press release that includes the announcement as the commencement by Doral Financial of the offer to exchange is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release dated May 7, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: May 12, 2009	By:	/s/ Enrique R. Ubarri
	Name:	Enrique R. Ubarri
	Title:	Executive Vice President and
General Counsel